Exhibit 99.1

1 FirstCity Financial Corporation Corporate Presentation December 31, 2009 NASDAQ - FCFC

2 Cautionary Statement Regarding Forward Looking Statements FirstCity may from time to time make written or oral forward-looking statements, including statements contained in this presentation, FirstCity’s filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders and in other FirstCity communications. These statements relate to FirstCity’s or management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future and may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this presentation are based upon management's beliefs, assumptions and expectations of FirstCity's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in FirstCity's filings with the SEC including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K, filed with the SEC and available through FirstCity's website, which contain a more detailed discussion of FirstCity's business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this presentation may be superseded by more recent information or statements, which may be disclosed in later presentations, subsequent filings with the SEC or otherwise. FirstCity expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in FirstCity's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

3 TABLE OF CONTENTS 1. Corporate Overview 2. Unrealized Gross Profit Analysis 3. Management

4 Section 1 Corporate Overview

5 U.S.A. FirstCity Operations Corporate Overview Europe Latin America

6 FirstCity’s primary business is in the acquisition, management, and resolution of portfolios of performing and nonperforming loans and assets owned or sold by government agencies, banks and other lenders. Founded in 1986, one of the oldest Distressed Asset Management companies of its kind in the world $11.3 billion in assets acquired and managed Partnered with various global capital investors Assets acquired in every state in the U.S., as well as international acquisitions in France, Italy, Germany, Mexico, Japan, Thailand, Argentina, Chile, Brazil and the Dominican Republic U.S. servicing platform rated by Standard & Poor’s; International servicing platforms in France, Mexico, Chile, Brazil and Germany Management team averages over 30 years experience in banking, finance and debt resolution Business Description Corporate Overview

FIRSTCITY

Corporate Overview

The FirstCity Business Model

FirstCity Commercial

Identification

- FirstCity is a brand name in asset acquisition business
- Sourcing comes from 24 years of relationships
- Experience allows precise targeting of purchase opportunities

Evaluation

- Asset by Asset pricing discipline
- Asset specific disposition strategies
- Pricing Analysis (Economics, Industry, Operational)

Execution

- Sale Documentation
- Servicing Transfer
- Leverage considerations

Portfolio Management; Surveillance; Reporting

- Monitoring Servicing and making proactive changes to collection strategies
- Feedback process is used to continuously refine and improve the purchase process
  - Knowledge gained from actual performance provides feedback for pricing
  - Specific resolution successes and failures reviewed with Evaluation team

FirstCity Servicing

Servicing

- Experience – tested and validated asset servicing methodologies
- Extensive reporting for management and investors

Sub-Servicing #1

Sub-Servicing #2

← Feedback Loop

7

FIRSTCITY

Corporate Overview

FirstCity Markets – U.S.

• Entity	FirstCity Commercial	FirstCity Crestone	American Business Lending
• Year Established	1986	2007	2006
• Assets Under Management	$751 million	$9 million	$139 million
• Locations	Waco, Texas	Denver, Colorado	Dallas, Texas
• Employees	106	5	14
• Key Contacts/ Managers	Terry DeWitt Jim Holmes Jim Moore	Jim Holmes Rich Horrigan Jim Miller Stephen Schmeltekopf	Charlie Bell Jim Holmes
• Primary Asset Type	Improved Commercial RE Commercial & Industrial Office Warehouse Business Assets	Small Private Equity Turnaround Financing	Small Business Loan Origination/Servicing through SBA programs
• Earning Assets	$209 million	$42 million	$16 million
• Investment/Funding Capital Partners	Varde Partners Cargill Perella Weinberg Partners Bank of America Bank of Scotland	Bank of America BFI Business Finance Bank of Scotland	Wells Fargo Capital Finance Bank of Scotland

8

Corporate Overview

FirstCity Markets – Europe and Latin America

• Country	France	Germany	Mexico	Chile	Brazil
• Year Established	1997	2006	1996	2005	2008
• Assets Under Management	$1,012 million	$684 million	$859 million	$308 million	$297 million
• Locations	Paris	Hannover Siegberg	Mexico City Guadalajara	Santiago	Sao Paulo
• Employees	182	51	117	622	4
• Key Contacts/ Managers	Patrice Mourruau Rob Ketron	Olivier Bompas Lutz Hansen Rob Ketron	Tomas Ennis Buddy Leigh Enrique Moran	Carols Buen-Abad Lorenzo Galmez Jose Lagos Buddy Leigh	Buddy Leigh Marcos Lopes Ike
• Primary Asset Type	Fonds D'Commerce Business Assets Commercial & Industrial Single Family Residence	Commercial & Industrial Business Assets	Commercial & Industrial Single Family Residence Business Assets Consumer	Consumer Commercial & Industrial Business Assets	Commercial & Industrial Business Assets
• FC Earning Assets	$39 million	$19 million	$36 million	$4 million	$1 million
• Investment/Funding Capital Partners	MCS Cargill	MCS Cargill Bank of Scotland	AIG Banco Santander	Servinco Deutsche Bank Banco Santander	AIG

9

FIRSTCITY

Corporate Overview

Historical Acquisitions 1988 thru 2009 ($ in millions)

Global Portfolio

Year	Balance of Claims ($MM)	# of Transactions	# of Assets	Gross Investments ($MM)	Approximate Purchase Price Percentage
1988-1991	$161	82	10,112	$35	22%
1992	$212	25	2,457	$79	37%
1993	$549	19	1,933	$237	43%
1994	$453	27	1,395	$228	50%
1995	$690	12	19,031	$225	33%
1996	$412	13	5,921	$204	49%
1997	$664	20	6,840	$98	15%
1998	$568	23	5,096	$138	24%
1999	$522	19	5,770	$219	42%
2000	$1,552	9	46,779	$396	26%
2001	$800	14	9,859	$255	32%
2002	$658	14	10,943	$173	26%
2003	$400	14	10,059	$133	33%
2004	$842	28	323,087	$176	21%
2005	$331	32	28,829	$173	52%
2006	$897	29	392,228	$397	44%
2007	$489	27	82,350	$267	55%
2008	$488	22	374,654	$159	33%
2009	$484	31	828	$238	49%
Total	$11,174	460	1,338,171	$3,827	34%

U.S. Only Portfolio

Year	Balance of Claims ($MM)	# of Transactions	# of Assets	Gross Investments ($MM)	Approximate Purchase Price Percentage
1988-1991	$161	82	10,112	$35	22%
1992	$212	25	2,457	$79	37%
1993	$549	19	1,933	$237	43%
1994	$453	27	1,395	$228	50%
1995	$690	12	19,031	$225	33%
1996	$276	13	4,609	$159	58%
1997	$149	17	303	$80	54%
1998	$189	19	579	$114	61%
1999	$224	14	2,250	$151	68%
2000	$20	4	98	$17	85%
2001	$217	9	2,738	$139	64%
2002	$177	10	3,820	$62	35%
2003	$148	10	733	$94	64%
2004	$174	21	3,091	$91	52%
2005	$124	26	380	$94	76%
2006	$239	23	553	$153	64%
2007	$142	18	310	$88	62%
2008	$440	18	39,392	$135	31%
2009	$468	29	797	$215	46%
Total	$5,053	396	94,581	$2,398	47%

10

11 2.2 $ in millions Historical Equity Investments By Region Corporate Overview Total 2004 47.7 $ 80% 9.9 $ 17% $ 4% 59.8 $ 2005 58.6 $ 79% 2.2 $ 3% 13.8 $ 18% 74.6 $ 2006 120.2 $ 70% 15.2 $ 9% 34.5 $ 20% 2.3 $ 1% 172.2 $ 2007 125.7 $ 84% 14.3 $ 10% 8.7 $ 6% 148.7 $ 2008 114.2 $ 91% 7.1 $ 6% 3.9 $ 3% 125.2 $ 2009 182.8 $ 94% - 0 - 0% 11.1 $ 6% 193.9 $ -0- -0- Europe Other -0- -0- U.S. Latin America -0-

12 $0 $50 $100 $150 $200 $250 $300 $350 $400 2003 2004 2005 2006 2007 2008 2009 Portfolio Assets Loans Receivable Equity Investments Crestone Assets $80 $118 $153 $ in millions $244 $295 $366 $251 Earning Assets Corporate Overview

13 $’s Millions 100% $366.2 Total 16% $ 57.9 Europe 11% $ 41.2 Latin America 73% $267.1 U.S.A. $ Amount % of Market Invested Total $ in millions Earning Assets By Region as of 12/31/09 Corporate Overview

14 Earnings Summary Corporate Overview $ in millions (except per share data) 2005 2006 2007 2008 2009 Portfolio Asset Acquisition and Resolution $13.8 $15.1 $11.5 ($21.8) $23.4 Special Situations Platform -- -- (0.1) 1.9 2.1 Corporate Interest, Taxes and Overhead (5.6) (5.3) (9.2) (26.8)* (1.3)** Non Controlling Interest -- -- -- -- (5.5) Net Earnings Common $ 8.2 $ 9.8 $ 2.2 ($46.7) $18.7 Diluted Earnings to Common $ .69 $ .84 $ .19 ($4.55) $1.83 * Includes $20.1 million of deferred income tax expense from establishing a full valuation allowance for deferred tax assets ** Includes $6.1 million of proceeds from the settlement of the Prudential lawsuit received December 2009

15 $10.08 Closing Price FCFC Dec 31 2002 $ 1.37 2003 $ 6.10 2004 $10.08 2005 $11.53 2006 $11.08 2007 $ 8.13 2008 $ 1.99 2009 $ 7.48 3/31/10 $ 7.00 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 2002 2003 2004 2005 2006 2007 2008 2009 03/31/10 FCFC Common Stock $1.37 $6.10 $11.53 $11.08 $8.13 $1.99 $7.48 $10.08 Stock Price (NASDAQ:FCFC) Corporate Overview $7.00

16 Section 2 Unrealized Gross Profit Analysis

Unrealized Gross Profit Analysis ($ in thousands)

The following schedules (pages 18-19) provide selected information related to the Company's ownership interests in consolidated and non-consolidated Portfolio Assets and are provided for informational purposes to provide an indication of the future potential unrealized gross profit attributable to those portfolios. In preparing these schedules, management was required to make certain estimates and assumptions surrounding the underlying assets in the Portfolios that impact the reported amounts. Such estimates and assumptions could change in the future, as more information becomes known, which could impact the reported amounts. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.

(1) Basis in Portfolio Assets represents FirstCity's share of the unamortized purchase price of the Portfolios held by the various acquisition entities, some of which are consolidated by FirstCity and others held through equity investments in unconsolidated partnerships.
(2) Estimated Remaining Collections (ERC) represents FirstCity's share of future projected net cash collections expected from the Portfolios Assets.
(3) Unrealized Gross Profit represents the excess difference between the Estimated Remaining Collections and the Basis in Portfolio Assets.
(4) FirstCity considers Basis in Portfolio Assets a useful measurement of the Company's underlying holdings and interests in Portfolio Assets. As FirstCity's share of Basis in Portfolio Assets is considered a non-GAAP measure, the following reconciliation is provided:

	12/31/2007	12/31/2008	12/31/2009
FirstCity's consolidated Portfolio Assets (as reported in "Portfolio Assets" on the balance sheet of the respective Form 10-K or 10-Q)	$ 122,001	148,213	224,384
Non-controlling interests in FirstCity's consolidated Portfolio Assets (component of "Non-controlling interests" on the balance sheet of the respective Form 10-K or 10-Q)	(4,474)	(11,460)	(37,277)
FirstCity's interest in Portfolio Assets held by Acquisition Partnerships (a component of "Assets" as reported in the "Condensed Combined Balance Sheets" tabular disclosure under the "Equity Investments" footnote of the respective Form 10-K or 10-Q)	101,460	75,817	63,572
FirstCity's basis in consolidated and non-consolidated Portfolio Assets	$ 218,987	212,570	250,679

17

18 Schedule of Unrealized Portfolio Gross Profit Unrealized Gross Profit Analysis ($ in 000's) 12/31/2007 12/31/2008 12/31/2009 Domestic 151,802 153,148 190,541 Europe 40,340 29,555 32,665 Latin America 26,844 29,867 27,473 Total 218,987 $ 212,570 250,679 12/31/2007 12/31/2008 12/31/2009 Domestic 195,845 $ 217,347 276,018 Europe 52,617 39,341 50,328 Latin America 68,900 78,211 70,398 Total 317,363 $ 334,899 396,744 12/31/2007 12/31/2008 12/31/2009 Domestic 44,043 $ 64,199 85,476 Europe 12,278 9,787 17,663 Latin America 42,056 48,344 42,925 Total 98,376 $ 122,329 146,064 12/31/2007 12/31/2008 12/31/2009 Domestic 22.49% 29.54% 30.97% Europe 23.33% 24.88% 35.10% Latin America 61.04% 61.81% 60.97% Total 31.00% 36.53% 36.82% Estimated Remaining Collections (2) Estimated Unrealized Gross Profit (3) Estimated Unrealized Gross Profit % FirstCity Financial Corporation Schedule of Estimated Unrealized Gross Profit from Portfolio Assets December 31, 2009 Basis in Portfolio Assets (1), (4) (Unaudited)

19 Schedule of Unrealized Portfolio Gross Profit ($ in thousands) Unrealized Gross Profit Analysis $218,987 $212,570 $250,679 $98,376 $122,329 $146,064 Summary of Portfolio Assets (in thousands) $317,363 $396,744 $334,899 $25,000 $75,000 $125,000 $175,000 $225,000 $275,000 $325,000 $375,000 $425,000 $475,000 Book Value Unrealized Gross Profit December 2007 December 2008 December 2009 Estimated Remaining Collections

20 Section 3 Management

Management Structure

FirstCity Management


Jim Sartain
President &
Chief Executive Officer
Jim Holmes
Managing Director Finance
& Portfolio Management
Terry DeWitt
Managing Director
Acquisitions
Bryan Baker
Chief Financial
Officer
Jim Moore
Chief Operating Officer &
Managing Director
Servicing
Buddy Leigh
Manager
Latin American
Acquisitions
Rob Ketron
Manager European
Operations
Jeff Lawler
Manager Business
Development
& Special Projects
Mark Horrell
Manager
US - Acquisitions
Joe Greak
Manager
Tax & Human
Resources

21

22 Management – Biographical Information James T. Sartain is President and Chief Executive Officer of FirstCity, and also serves on the Company’s Board of Directors. Sartain joined J-Hawk Corporation [predecessor of FirstCity] in 1988, serving as Chief Operating Officer and President. In 1995, he assumed a Director’s role; and he has served as Chief Executive Officer since 2001. Sartain has overseen all aspects of the Company’s investments and operations for over 20 years, and has led FirstCity’s successful expansion into national and international markets; building strong relationships with capital and financing partners; and investing in a wide variety of asset classes. He has also forged the establishment of the company’s many successful business venture subsidiaries, such as Drive Financial Services, American Business Lending, and FirstCity Crestone. FirstCity and its subsidiaries currently manage a $2.6 billion portfolio, employing over 1,200 people in 6 different countries. Sartain has over 37 years of experience in the financial services industry. Prior to 1988, Mr. Sartain spent 17 years in executive management roles in commercial banking in Texas. Mr. Sartain holds a BBA degree from Baylor University, as well as a degree from the Graduate School of Banking of the South at Louisiana State University; where he also serves as an instructor.

23 Jim W. Moore is Executive Vice President and Chief Operating Officer of FirstCity, and also serves as the Company’s Managing Director of Servicing. Moore joined J-Hawk Corporation [predecessor of FirstCity] in 1992, serving as Senior Vice President of Servicing. In 1997, he assumed the executive management duties of FirstCity Funding, the predecessor to Drive Financial Services Company, a sub-prime auto originator. Moore continued with Drive after a material stake was acquired by HBOS; and, as well, after HBOS shares were acquired by Banco Santander, serving as Chief Financial Officer. He rejoined FirstCity in late 2007, and currently oversees the Company’s accounting, legal, operations, and servicing functions. Moore has over 38 years of experience in the financial services industry. Prior to joining FirstCity in 1992, Moore served as President of three different financial institutions; as a result, he brings significant experience in originating, servicing, overseeing, and resolving a wide variety of bank products. He has also served as a federal bank regulator with the Office of the Comptroller of the Currency. Moore received his BBA degree from Baylor University. Management – Biographical Information

24 Terry R. DeWitt is Senior Vice President and Managing Director of Acquisitions for FirstCity. DeWitt joined J-Hawk Corporation [predecessor of FirstCity] in 1992 as Vice President of Acquisitions. In 1996, he helped expand the Company’s investment profile to Mexico and France; and has since led the global underwriting and investment functions for the Company in the U.S., as well as in Argentina, Korea, Japan, Dominican Republic, Brazil, Chile, and Thailand. DeWitt has significant experience with investment capital partners; and he has valued and acquired portfolios for the Company across a wide variety of asset classes, including commercial, consumer, and residential loans. He currently oversees all of the Company’s underwriting and acquisition functions. DeWitt has over 28 years of experience in the financial services industry. Prior to joining FirstCity, Mr. DeWitt served in executive management roles with three different Texas banks; he also served as a bank examiner with the Office of the Comptroller of the Currency. Mr. DeWitt received his BBA degree from Baylor University, as well as a degree from the Graduate School of Banking of the South at Louisiana State University. Management – Biographical Information

25 James C. Holmes is Senior Vice President and Managing Director of Finance for FirstCity, and also serves as Corporate Treasurer. Holmes joined J-Hawk Corporation [predecessor of FirstCity] in 1991 as Vice President of Operations. In 1993, he assumed the role of Treasurer, and he has since managed the capital, leverage, funding, securitization, closing execution, portfolio management, and financial relationship functions for the Company. Holmes has held executive positions at FirstCity in U.S. acquisitions, servicing, and operations; and he also currently oversees the Company’s Small Business Administration lending platform [American Business Lending], and the micro-cap turnaround financing platform [FirstCity Crestone]. Holmes has over 26 years of experience in the financial services industry. Prior to joining FirstCity, Holmes served as Vice President in commercial lending for a Texas national bank. Mr. Holmes received his BBA degree from Creighton University, and attended Baylor University School of Law. Management – Biographical Information

26 J. Bryan Baker is Senior Vice President and Chief Financial Officer for FirstCity Financial Corporation. Baker joined FirstCity in 1995 as Vice President and Assistant Controller, and has served as Controller and Treasurer at various times during his tenure at FirstCity. Baker assumed the role of Senior Vice President and Chief Financial Officer in June 2000. Mr. Baker serves in an executive management capacity overseeing all financial accounting and SEC reporting for FirstCity Financial Corporation. Baker is responsible for communicating the activities of the Company to the Board of Directors and Shareholders and is involved in strategic planning. During Baker’s time with FirstCity he has guided the effective implementation and integration of internal controls over financial reporting to comply with Sarbanes-Oxley requirements, established accounting procedures and hired staff in foreign subsidiary locations working closely with the foreign partners to ensure adequate accounting controls to protect assets. In addition, to the above he implemented a large ERP system to handle the accounting. Baker has over 25 years of experience in the financial services industry. Prior to joining FirstCity From 1990 to 1995, Baker was with Jaynes, Reitmeier, Boyd & Therrell, P.C., and independent public accounting firm, involved in both auditing and consulting with the RTC. In both capacities the consulting work included auditing financial institutions and managing RTC institutions in receivership. Baker also was the accounting team lead for a large $6 billion dollar RTC receivership. Baker’s previous experience was in public accounting auditing financial institutions and banking as Controller of a bank holding company. Baker holds a bachelors degree in business administration with a concentration in accounting from Texas A&M University. Additionally, Mr. Baker is licensed as a Certified Public Accountant in Texas. Management – Biographical Information

27 Joe S. Greak is Senior Vice President and Tax Director. Mr. Greak joined FirstCity Bancorporation in 1980 as a member of the tax department. He became Tax Director in 1987 and served in this position until October 1992 when FirstCity was forced into bankruptcy by the FDIC. From October 1992 until July 1995, Mr. Greak was one of five employees who brought the bankruptcy to a successful conclusion, which allowed FirstCity to merge with J-Hawk. In July 1995, he continued his employment in the newly merged FirstCity Financial Corp. He is currently responsible for all areas of domestic and international tax compliance and research, supervise activities in the Human Resources Department. Mr. Greak is a graduate of Lamar University with a BBA in Accounting and is a Certified Public Accountant. Management – Biographical Information

28 Jeff K. Lawler is Senior Vice President of FirstCity who joined the company in 1998 and has served in various leadership roles in Acquisitions, Asset Management and Marketing. He now heads the Mergers and Acquisitions group responsible for sourcing and analysis of complimentary opportunities to the company’s core business of distressed debt as well as management of the firm’s deal pipeline. Prior to FirstCity, Lawler served as Executive Vice President of First American BankSSB in Dallas, Texas where he led the Special Assets Division in the management and resolution of $1.6 billion of troubled assets resulting from the failure of 11 financial institutions in Texas in 1987-1988. Prior to 1988, Lawler owned a consulting engineering practice in Houston, Texas that provided consulting engineering services to municipalities, school districts and private developers. Mr. Lawler holds a BS degree in Civil Engineering from University of Houston. Management – Biographical Information

29 Mark B. Horrell is Senior Vice President, joining FirstCity in 2008 where he serves as the co-head of the U.S. acquisition platform directly responsible for the management and oversight of multiple due diligence teams that review, analyze and price portfolios of distressed assets for potential purchase. Previous to his employment at FirstCity, Horrell spent 10 years as an organizing partner, principal and portfolio manager in various investment fund vehicles focused on the purchase and successful management of a wide array of securities including high yield fixed income and equity investment instruments. Prior to his fund creation and management tenure, Horrell served for 15 years as a commercial banker in various capacities at Liberty Bancorp in Oklahoma City, OK including Investment Portfolio Manager and Loan Review Manager. Mr. Horrell received a BBA and MBA from the University of Oklahoma, is a Certified Public Accountant and a Registered Investment Advisor. Management – Biographical Information

30 William D. “Buddy” Leigh is Senior Vice President of FirstCity Servicing Corporation and serves as the Head of Latin American Operations for FirstCity. Mr. Leigh joined FirstCity in 1996 as the Executive Vice President and Chief Credit Officer of a wholly owned subsidiary of FirstCity. In 2008 Mr. Leigh became the Head of Latin American Operations and oversees the servicing platforms in Mexico, Brazil and Chile. In 1999 Mr. Leigh became the Head of Asian Operations overseeing the servicing in Thailand and Korea. Mr. Leigh has over 35 years of experience in the financial services industry. Prior to joining FirstCity in 1996 Mr. Leigh served as President and Chief Executive Officer of three different commercial banks in Texas. Mr. Leigh received his BBA degree, major in Finance, from Texas A&I University in Kingsville, Texas and attended the Southwestern Graduate School of Banking at Southern Methodist University in Dallas, Texas. Management – Biographical Information

31 Robert J. Ketron is Senior Vice President of FirstCity Servicing Corp. and Director of European Operations. He first joined FirstCity (J-Hawk Corp) in August of 1992 as Vice President of Servicing in the Richmond, Virginia office of FirstCity. He has been based in Paris, France since 1996 working with FirstCity’s European partners in France and Germany in the valuation, acquisition and servicing of loan portfolios across various asset classes in France, Germany and Italy. Mr. Ketron has 21 years of experience in the financial services industry and prior to joining FirstCity held management positions in the loan review and credit analysis areas of two different Virginia based financial institutions. Mr. Ketron holds a Masters Degree in International Business Studies from the University of South Carolina (Specialization in Finance and Banking, German Language Track) and a Bachelor of Arts Degree in Business Administration from Radford University (Emphasis in Finance, Minor German) Management – Biographical Information

32 NASDAQ: FCFC www.fcfc.com